UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
July 25, 2007
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMERICAN COMMERCIAL LINES INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-51562 (COMMISSION FILE NO.)	73-3177794 (IRS EMPLOYER IDENTIFICATION NO.)
1701 E. Market Street, Jeffersonville IN 47130
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(812) 288-0100
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On July 25, 2007, American Commercial Lines Inc. (the “Company”) issued a press release announcing the Company’s results for the second quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
ITEM 7.01. REGULATION FD DISCLOSURE.
     The Company has provided certain supplemental financial information that can be accessed through the Company’s Investor Relations website at http://www.aclines.com.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press release, dated July 25, 2007, issued by American Commercial Lines Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
By:	/s/ Larry M. Cuculic
Larry M. Cuculic
Vice President, Legal

Dated: July 26, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release, dated July 25, 2007, issued by American Commercial Lines Inc.